[PURCHASER NAME]

[Form of]

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”), dated as of May 1, 2008, is by and among Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), each Purchaser, if any, listed under the heading “Direct Purchasers” on Schedule A (each, a “Direct Purchaser”), each Investment Adviser, if any, listed under the heading “Investment Advisers” on the signature pages hereto (each, an “Investment Adviser”) who are entering into this Agreement on behalf of themselves (as to paragraph 4 of this Agreement) and those Purchasers which are a fund or individual or other investment advisory client of such Investment Adviser listed under their respective names on Schedule B (each, a “Client”), and each Broker-Dealer, if any, listed on Schedule C (each, a “Broker-Dealer”) which is entering into this Agreement on behalf of itself (as to paragraph 5 of this Agreement) and those Purchasers which are customers for which it has power of attorney to sign listed under their respective names on Schedule C (each, a “Customer”). Each of the Customers, Direct Purchasers and Clients are referred to herein as individually, a “Purchaser” and collectively, the “Purchasers.”

WHEREAS, the Purchasers desire to purchase from the Company (or their Investment Advisers and Broker-Dealers desire to purchase on their behalf from the Company), and the Company desires to issue and sell to the Purchasers up to an aggregate of 5,906,674 shares of the Company’s Common Stock, par value $0.10 per share (the “Securities”), with the number of Securities acquired by each Purchaser set forth opposite the name of such Purchaser on Schedule A, Schedule B or Schedule C, as the case may be.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.         Purchase and Sale. Subject to the terms and conditions hereof, the Investment Advisers and the Broker-Dealers (on behalf of Purchasers which are Clients and Customers, respectively) and the other Purchasers hereby severally and not jointly agree to purchase from the Company, and the Company agrees to issue and sell to the several Purchasers the number of Securities set forth next to such Purchaser’s name on Schedule A, Schedule B or Schedule C, as the case may be, at a price per share of $16.93 for an aggregate purchase amount of $99,999,991 (the “Purchase Price”) at the Closing (as defined below).

2.         Representations and Warranties of Purchaser. Each Purchaser represents and warrants with respect to itself that:

(a)        Due Authorization. Such Purchaser has full power and authority to enter into this Agreement and is duly authorized to purchase the Securities in the amount set forth opposite its name on Schedule A, Schedule B or Schedule C, as the case may be. This Agreement has been duly authorized by such Purchaser and duly executed and delivered by or on behalf of such Purchaser. This Agreement constitutes a legal, valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought (the “Enforceability Exceptions”).

(b)       Prospectus and Prospectus Supplement. Such Purchaser has received a copy of the Company’s Basic Prospectus dated April 10, 2008, Preliminary Prospectus dated April 30, 2008 and Prospectus Supplement dated May 1, 2008 (each as defined below).

(c)       Ownership of Excess Shares of Capital Stock. As of the date hereof and after giving effect to the transaction contemplated hereby, such Purchaser, together with its subsidiaries and affiliates, does not own more than 9.8% in value of the issued and outstanding capital stock of the Company, and does not directly or indirectly own more than 9.9% of the Company’s issued and outstanding voting stock. Purchaser expressly acknowledges that the provisions of the Company’s Articles of Incorporation as amended or supplemented (the “Charter”), prohibit the direct or indirect ownership by Purchaser (together with its subsidiaries and affiliates) of more than 9.9% of the issued and outstanding shares of the Company’s common stock and, in the event Purchaser’s Securities acquired pursuant to this Agreement or otherwise would exceed such limit, the Company may repurchase such number of the Purchaser’s Securities on the terms set forth in the Charter and referenced in the Charter as is necessary to cause Purchaser to thereafter not own any Excess Shares.

3.         Representations and Warranties of Company. The Company represents and warrants as of the date hereof and as of the Closing that:

(a)       The Company meets the requirements for use of an automatic shelf registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Act”). The Company’s Registration Statement (as defined below) was declared effective by the SEC (as defined below) and the Company has filed such post-effective amendments thereto as may be required under applicable law prior to the execution of this Agreement and each such post-effective amendment became effective. The SEC has not issued, and to the Company’s knowledge, the SEC does not intend nor has it threatened to issue, a stop order with respect to the Registration Statement, nor has it otherwise suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, nor, to the Company’s knowledge, does it intend or has it threatened to do so. On the effective date, (i) the Registration Statement complied in all material respects with the requirements of the Act and the rules and regulations promulgated under the Act (the “Regulations”); at the effective date the Basic Prospectus (as defined below) complied, and at the Closing the Prospectus (as defined below) will comply, in all material respects with the requirements of the Act and the Regulations; and (ii) the Registration Statement at its effective date and as amended or supplemented through the date hereof and at the Closing did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Basic Prospectus, Prospectus Supplement and Preliminary Prospectus, as of any such time, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and The Time of Sale Information (as defined below), at the Time of Sale (as defined below) did not, and does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any of the Purchasers, Cohen & Steers Capital Advisors, LLC, in its capacity as placement agent (the “Placement Agent”), any Investment Advisers or Broker-Dealers, or any of their respective affiliates, expressly for use in the Prospectus. As used in this Agreement, the term “Registration Statement” means the shelf registration statement on Form S-3 (File No. 333-150183) as made automatically effective under the rules of the Securities and Exchange Commission (the “SEC”), including exhibits, financial statements, schedules and documents incorporated by reference therein. The term “Basic Prospectus” means the prospectus included in the Registration Statement, as amended, or as supplemented and filed with the SEC pursuant to Rule 424 under the Act in connection with the sale of the Securities hereunder. The term “Prospectus Supplement” means the prospectus supplement specifically relating to the Securities as filed with the SEC pursuant to Rule 424 under the Act in connection with the sale of the Securities hereunder. The term “Prospectus” means the Basic Prospectus and the Prospectus Supplement taken together. The term “Preliminary Prospectus” means any form of preliminary prospectus used in connection with the marketing of the Securities. Any reference in this Agreement to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date hereof or the date of the Prospectus or any Preliminary Prospectus, as the case may be, and any reference herein to any amendment or supplement to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include any documents filed after such date and through the date of such amendment or supplement under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and so incorporated by reference. The term “Time of Sale Information” means the pricing information the Company prepared at 5:30 (Eastern time) on April 30, 2008 (the “Time of Sale”) as set forth on Exhibit C hereto.

(b)       Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change or any development which could reasonably be expected to give rise to a prospective material adverse change in or affecting the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its subsidiaries, if any (the “Subsidiaries”) considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its shares of equity securities.

(c)       The Company has been duly organized as a corporation and is validly existing in good standing under the laws of the State of Maryland. Each of the Subsidiaries of the Company has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the required power and authority to own and lease its properties and to conduct its business as described in the Prospectus; and each of the Company and its Subsidiaries is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise.

(d)       As of the date hereof, the authorized capital stock of the Company consisted of 100,000,000 shares of common stock, par value $0.10 per share, and 20,000,000 shares of preferred stock, par value $1.00 per share, of which 69,205,465 shares of common stock and 4,739,500 shares of Series D Preferred Stock (the “Series D Preferred Stock”) are issued and outstanding as of such date (without giving effect to any shares issued or to be issued as contemplated by this Agreement or the application of the proceeds of the offering contemplated hereby). The issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Securities have been duly authorized, and when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable; the Securities, the common stock and the Series D Preferred Stock of the Company conform to all statements relating thereto contained in the Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights.

(e)       Neither the Company nor any of its Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject where such violation or default would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise; and the execution, delivery and performance of this Agreement and the issuance and delivery of the Securities and the consummation of the transactions contemplated herein have been duly authorized by all necessary action and will not conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any of its Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or agreement to which the

Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation of the Company, as amended and supplemented to date, by-laws or other organizational documents of the Company or any of its Subsidiaries or any law, administrative regulation or administrative or court decree applicable to the Company.

(f)        The Company is organized in conformity with the requirements for qualification and, as of the date hereof and as of the Closing, operates in a manner that qualifies it as a “real estate investment trust” under the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and will be so qualified after giving effect to the sale of the Securities.

(g)       The Company is not required to be registered under the Investment Company Act of 1940, as amended.

(h)       There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened or contemplated, against or affecting the Company or any of its Subsidiaries, which is required to be disclosed in the Prospectus (other than as disclosed therein), or which could reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise, or which could reasonably be expected to materially and adversely affect the property or assets of the Company and its Subsidiaries considered as one enterprise, or which is likely to materially and adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement; all pending legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to its business, considered in the aggregate, are not material to the business of the Company and its Subsidiaries considered as one enterprise if resolved in a manner unfavorable to the Company and its Subsidiaries.

(i)        No authorization, approval or consent of any court or United States federal or state governmental authority or agency is necessary in connection with the sale of the Securities as contemplated hereunder, except such as may be required under the Act or the Regulations or state securities laws or real estate syndication laws.

(j)        The Company and its Subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by them, except where the failure to possess such certificates, authority or permits would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or, to the Company’s knowledge, business prospects of the Company and its Subsidiaries considered as one enterprise, nor, to the knowledge of the Company, are any such proceedings threatened or contemplated.

(k)       The Company has full power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as may be limited by the Enforceability Exceptions.

(l)        As of the dates set forth therein or incorporated by reference, the Company had good and marketable title to all of the properties and assets reflected in the audited financial statements contained in the Prospectus, subject to no lien, mortgage, pledge or encumbrance of any kind except those reflected in such financial statements (or as otherwise described in the Prospectus) or which are not material or which constitute customary provisions of mortgage loans secured by the Company’s properties creating obligations of the Company with respect to proceeds of the properties, environmental liabilities and other customary protections for the mortgagees.

(m)      Any certificate signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

(n)       Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Prospectus will cause the Company to violate or be in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(o)       The statements set forth in the Basic Prospectus under the caption “Description of Securities—Common Stock” and the statements set forth in the Prospectus Supplement under the caption “Description of the Common Stock,” in each case, in so far as such statements purport to summarize provisions of laws or documents referred to therein, are correct in all material respects and fairly present the information required to be presented therein.

4.         Representation and Warranty of the Investment Advisers. To induce the Company to enter into this Agreement, each of the Investment Advisers hereby represents and warrants that:

(a)       It is an investment adviser duly registered with the SEC under the Investment Advisers Act of 1940.

(b)       It has been duly authorized to act as investment adviser on behalf of each Client on whose behalf it is signing this Agreement (as identified under the name of such

Investment Adviser on Schedule B hereto) and has the sole authority to make the investment decision to purchase Securities hereunder on behalf of such Client.

(c)       It has the power and authority to enter into and execute this Agreement on behalf of each of the Clients listed under its name on Schedule B hereto.

(d)       This Agreement has been duly authorized, executed and delivered by it and, assuming it has been duly authorized, executed and delivered by the Company, constitutes a legal, valid and binding agreement of such Investment Adviser, enforceable against it in accordance with its terms except as may be limited by the Enforceability Exceptions.

(e)       It has received a copy of the Company’s Basic Prospectus dated April 10, 2008, Preliminary Prospectus dated April 30, 2008 and Prospectus Supplement dated May 1, 2008.

5.         Representation and Warranty of the Broker-Dealers. To induce the Company to enter into this Agreement, each Broker-Dealer represents and warrants that:

(a)       It has delivered a copy of the Prospectus to each Purchaser set forth under its name on Schedule C hereto.

(b)       It has been granted a duly authorized power-of-attorney to execute and deliver this Agreement on behalf of each Customer on whose behalf it is signing this Agreement (as identified under the name of such Broker-Dealer on Schedule C hereto) and such power has not been revoked.

(c)       This Agreement has been duly authorized, executed and delivered by it and, assuming it has been duly authorized, executed and delivered by the Company, constitutes a legal, valid and binding agreement of such Broker-Dealer, enforceable against it in accordance with its terms except as may be limited by the Enforceability Exceptions.

6.         Conditions to Obligations of the Parties. The Company’s obligations to sell the Securities to each Purchaser shall be subject to the condition that the representation made by such Purchaser in paragraph 2(c) of this Agreement shall be true and correct with the same force as though expressly made at and as of the Closing. The Purchasers’ several obligation to purchase the Securities shall be subject to the following conditions having been met:

(i)       the representations and warranties set forth in paragraph 3 of this Agreement shall be true and correct with the same force and effect as though expressly made at and as of the Closing,

(ii)       the Purchasers shall have received an opinion from Powell Goldstein LLP, dated as of the date of the Closing, substantially in the form attached hereto as Exhibit A, and

(iii)       the Placement Agent shall have received a comfort letter from Ernst & Young, LLP, dated as of or prior to the Closing, substantially in the form attached hereto as Exhibit B.

7.         Closing. Provided that the conditions set forth in paragraph 6 of this Agreement and the last sentence of this paragraph 7 have been met or waived at such time, the transactions contemplated hereby shall be consummated on May 6, 2008, or at such other time and date as the parties hereto shall agree (each such time and date of payment and delivery being herein called the “Closing”). At the Closing, settlement shall occur through Weeden & Co., LP, or an affiliate thereof, on a delivery versus payment basis through the DTC ID System.

8.         Covenants. The Company hereby covenants and agrees that subject to all Purchasers consummating the purchase of the Securities at the Closing, the Company will use the proceeds of the offering contemplated hereby as set forth under the caption “Use of Proceeds” in the Prospectus Supplement.

9.         Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York, without regard to conflict of laws principles.

10.       Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

11.       Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Executed counterparts may be delivered by facsimile.

12.       Construction.  When used herein, the phrase “to the knowledge of” the Company or “known to” the Company or any similar phrase means the actual knowledge of the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Company and includes the knowledge that such officers would have obtained of the matter represented after reasonable due and diligent inquiry of those employees of the Company whom such officers reasonably believe would have actual knowledge of the matters represented.